UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-1158172	54-1955550

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for comScore, Inc. (the “Company”) for the three month period ended March 31, 2011 as well as forward-looking statements relating to the second quarter ending June 30, 2011 and full year ending December 31, 2011 as presented in a press release issued on May 2, 2011.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 28, 2011, the Compensation Committee of the Company’s Board of Directors approved certain amendments to the Company’s 2011 Executive Compensation Bonus Policy. A summary of the amended and restated 2011 Executive Compensation Bonus Policy following such actions taken by the Compensation Committee is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Forward Looking Statements
This Item 5.02 contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, the Company’s expectations regarding the payments of performance-based bonuses to certain of the Company’s named executive officers. These statements involve risks and uncertainties, including, but not limited to, the uncertainty associated each named executive officer’s respective performance and the performance of the Company as a whole. For a detailed discussion of other risks, please refer to the Company’s Annual Report on Form 10-K for the period ended December 31, 2010 and from time to time other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s Web site (http://www.sec.gov). Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing, or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Summary of Amended and Restated 2011 Executive Compensation Bonus Policy

99.1	Press release dated May 2, 2011 announcing first quarter 2011 financial results

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.
By:	/s/ Christiana L. Lin
Christiana L. Lin
EVP General Counsel and Chief Privacy Officer

Date: May 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Summary of Amended and Restated 2011 Executive Compensation Bonus Policy

99.1	Press release dated May 2, 2011 announcing first quarter 2011 financial results